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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 15, 2004



                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



          NEW JERSEY              0-19777              22-3103129
       (State or other                               (IRS Employer
       jurisdiction of         (Commission           Identification
        incorporation)         File Number)              Number)


                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887

          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

DUSA Pharmaceuticals, Inc. ( "DUSA") issued a press release on January 15, 2004, attached to and made part of this report, reporting preliminary Q4 2003 end-user Levulan(R) Kerastick(R) net sales to physicians from its distributors and the promotion of Peter Chakoutis, DUSA's Controller, to Vice President and Chief Financial Officer and the promotion of Richard Christopher to the new position of Vice President, Financial Planning and Business Analysis, both effective January 1, 2004.

ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

(c) Exhibits.

[99] Press Release dated January 15, 2004.
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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DUSA PHARMACEUTICALS, INC.



Dated:  January 15, 2004             By: D. Geoffrey Shulman
                                         ---------------------------------------
                                         D. Geoffrey Shulman, MD, FRCPC
                                         President, Chief Executive Officer